SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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THORIUM POWER, LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THORIUM POWER, LTD
8300 Greensboro Drive, Suite 800
McLean, Virginia 22102
703.918.4904

March 21, 2007

Dear Shareholder:

On behalf of the Board of Directors of Thorium Power, Ltd. (the “Company”), I invite you to attend our 2007 Annual Meeting of Shareholders. We hope you can join us. The annual meeting will be held:

At:	Thelen Reid Brown Raysman & Steiner LLP
875 Third Avenue, 10th Floor
New York, New York 10022

On:	April 25, 2007

Time:	11:00 a.m., local time

The Notice of Annual Meeting of Shareholders and the Proxy Statement accompany this letter. Our 2006 Annual Report will be separately mailed to you in advance of the Annual Meeting as soon as it is available.

At the Annual Meeting, we will report on important activities and accomplishments of the Company and review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain an up-to-date perspective on the Company and its activities. You will also have an opportunity to meet the directors and other key executives of the Company.

As discussed in the enclosed Proxy Statement, the Annual Meeting will also be devoted to the election of directors, the ratification of the appointment of the Company’s auditors and consideration of any other business matters properly brought before the Annual Meeting.

We know that many of our shareholders will be unable to attend the Annual Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the Annual Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote and submit your proxy by signing, dating and returning your proxy card promptly in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

Thank you for your continuing interest in Thorium Power, Ltd. We look forward to seeing you at our Annual Meeting.

If you have any questions about the Proxy Statement, please contact Dennis Hays, Corporate Secretary, at (703) 918-4908.

Sincerely,

Seth Grae
Chief Executive Officer

THORIUM POWER, LTD.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
APRIL 25, 2007

To the Shareholders of THORIUM POWER, LTD.:

Notice is hereby given that the Annual Meeting of Shareholders (the “Meeting”) of Thorium Power, Ltd., a Nevada corporation (the “Company”), will be held on Thursday, April 25, 2007, at 11:00 a.m., local time, at the offices of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, 10th Floor, New York, New York 10022 for the following purposes:

1.

To elect five persons to the Board of Directors of the Company, each to serve until the next annual meeting of shareholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.

To ratify the selection by the Audit Committee of Child, Van Wagoner & Bradshaw PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

3.

To transact such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 2, 2007 are entitled to notice and to vote at the Meeting and any adjournment.

A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. Our 2006 Annual Report accompanies this Notice, but it is not deemed to be part of the Proxy Statement.

It is important that your shares are represented at the meeting. We urge you to review the attached Proxy Statement and, whether or not you plan to attend the meeting in person, please vote your shares promptly by either completing, signing and returning the accompanying proxy card or casting your vote via telephone or the internet as directed on the proxy card. You do not need to affix postage to the enclosed reply envelope if you mail it within the United States. If you attend the meeting, you may withdraw your proxy and vote your shares personally.

If you plan to attend the meeting, please mark the accompanying proxy card in the space provided and return it to us, or notify us of your intentions via telephone or the Internet as directed on the proxy card. This will assist us with meeting preparations. If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with evidence of your share ownership. This will enable you to gain admission to the meeting.

By Order of the Board of Directors,

/s/ Dennis Hays

Dennis Hays
Secretary

March 21, 2007

THORIUM POWER, LTD.
8300 Greensboro Drive
Suite 800
McLean, Virginia 22102

__________

PROXY STATEMENT

__________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors of Thorium Power, Ltd., a Nevada corporation (the “Company,” “Thorium Power” or “we”), for the 2007 Annual Meeting of Shareholders (the “Meeting”). The Meeting is to be held at 11:00 a.m., local time, on Wednesday, April 25, 2007, and at any adjournment or adjournments thereof, at the office of Thelen Reid Brown Raysman & Steiner LLP, 875 Third Avenue, 10th Floor, New York, New York, 10022.

The approximate date on which the Proxy Statement and proxy card are intended to be sent or given to shareholders is March 27, 2007.

The purposes of the Meeting are to seek shareholder approval of two proposals: (i) electing five (5) directors to the Board and (ii) ratifying the appointment of the Company’s accountants for fiscal year 2007.

Who May Vote

Only shareholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on March 2, 2007 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

A list of shareholders entitled to vote at the Meeting will be available at the Meeting, and will also be available for ten days prior to the Meeting, during office hours, at the executive offices of the Company at 8300 Greensboro Drive, Suite 800, McLean, Virginia, 22102, by contacting the Secretary of the Company.

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to one or more proposals, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are not included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

As of the Record Date, we had issued and outstanding 297,221,116 shares of Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on all matters to be voted at the Meeting. No other class of voting securities was then outstanding.

Voting Your Proxy

You may vote by one of the following methods:

•

completing and signing the proxy card and mailing it in the enclosed postage-paid envelope;

•

calling the toll-free telephone number 1-800-690-6903 provided on the proxy card; or

•

voting on the Internet at the website www.proxyvote .com.

Voting by telephone is not available to persons outside of the United States. Complete instructions for voting by any of the above methods are included on the proxy card. If your shares are held through a broker, trust, bank or other nominee, you should refer to information forwarded to you by such holder of record for your voting options.

The shares represented by any proxy duly given will be voted at the Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted FOR the election of the nominees for director set forth herein, and FOR ratification of Child, Van Wagoner & Bradshaw PLLC as the Company’s independent registered public accounting firm. In addition, if other matters come before the Meeting, the persons named in the accompanying proxy card will vote in accordance with their best judgment with respect to such matters.

Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Under Proposal 1 (Election of Directors), the five candidates for election as directors at the Meeting are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proposal 2 (Ratification of Independent Auditors) requires the vote of a majority of the shares present in person or by proxy at the Meeting for approval.

Shares which abstain from voting as to a particular matter, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as shares voting on such matter. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on matters (such as the election of directors, and the ratification of the selection of the independent registered public accounting firm) that require the affirmative vote of a plurality or a majority of the votes cast or the shares voting on the matter.

Revoking Your Proxy

Even if you execute a proxy, you retain the right to revoke it and to change your vote by notifying us at any time before your proxy is voted. Mere attendance at the meeting will not revoke a proxy. Such revocation may be effected by calling the toll free telephone number listed above (within the United States only), by accessing the Internet website www.proxyvote.com or in writing by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting in person at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

If the Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Meeting (except for any proxies that have at that time effectively been revoked or withdrawn), even if the proxies had been effectively voted on the same or any other matter at a previous Meeting.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Solicitation of Proxies

The expenses of solicitation of proxies will be paid by the Company. We may solicit proxies by mail, and the officers and employees of the Company, who will receive no extra compensation therefore, may solicit proxies personally or by telephone. The Company will reimburse brokerage houses and other nominees for their expenses incurred in sending proxies and proxy materials to the beneficial owners of shares held by them.

Delivery of Proxy Materials to Households

Only one copy of the Company’s 2006 Annual Report and Proxy Statement for the 2007 Annual Meeting of Shareholders will be delivered to an address where two or more shareholders reside unless we have received contrary instructions from a shareholder at the address. A separate proxy card will be delivered to each shareholder at the shared address.

If you are a shareholder who lives at a shared address and you would like additional copies of the 2006 Annual Report, this Proxy Statement, or any future annual reports or proxy statements, contact Dennis Hays, Secretary, Thorium Power, Ltd., 8300 Greensboro Drive, Suite 800, McLean, Virginia, 22102, telephone number (703) 918-4904, and we will promptly mail you copies.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the Company’s officers or directors have any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors.

Directors and Executive Officers

Set forth below are the names of our current directors, officers and significant employees, their ages, all positions and offices that they hold with us, the period during which they have served as such, and their business experience during at least the last five years.

Seth Grae. Mr. Grae, age 43, was named the Chief Executive Officer and President of the Company on March 17, 2006, and effective April 2, 2006, became a director of the Company.

Mr. Grae was the President, the Chief Executive Officer and a director of Thorium Inc. prior to the merger with the Company. Mr. Grae has played an active role in all business activities of Thorium Inc. since its inception in 1992. Mr. Grae led the efforts that resulted in Thorium Inc.’s project at the Kurchatov Institute becoming one of the first grant recipients from the United States Department of Energy (“DOE”) for nuclear non-proliferation-related work in Russia. He is a member of the board of directors of the Bulletin of the Atomic Scientists and has served as co-chair of the American Bar Association’s Committee on Arms Control and Disarmament. As a former member of the board of directors of the Lawyers Alliance for World Security, Mr. Grae helped advise on the drafting of nuclear export control regulations in China and Belarus, and he participated in consultations with the government of India on nuclear power and weapons. On a pro bono basis, he represented refuseniks, who were nuclear scientists, in securing exit visas from the Soviet Union. Mr. Grae obtained his B.A. from Brandeis University cum laude, J.D. from American University, LL.M. in International Law with honors from Georgetown University and M.B.A. from Georgetown University. He has been admitted to the bars of New York, Connecticut, and Florida (all now inactive).

Thomas Graham, Jr. Ambassador Graham, age 73, became a director of the Company on April 2, 2006, and chairman of the board of directors on April 4, 2006.

Ambassador Graham is one of the world’s leading experts in nuclear non-proliferation. He is Chairman of the Board of the Cypress Fund for Peace and Security. Ambassador Graham has served as a senior U.S. diplomat involved in the negotiation of every major international arms control and non-proliferation agreement for the past 35 years, including the Strategic Arms Limitations Talks (SALT), Strategic Arms Reduction Talks (START Treaties), Anti-Ballistic Missile (ABM) Treaty, Intermediate Nuclear Forces (INF) Treaty, Nuclear Non-Proliferation Treaty (NPT), Conventional Armed Forces in Europe (CFE) Treaty and Comprehensive Test Ban Treaty (CTBT). In 1993, Ambassador Graham served as the Acting Director of the U.S. Arms Control and Disarmament Agency (ACDA), and for seven months in 1994 served as the Acting Deputy Director. From 1994 through 1997, he served as the Special Representative of the President of the United States for Arms Control, Non-Proliferation and Disarmament, and in this capacity successfully led U.S. government efforts to achieve the permanent extension of the NPT. He also served for 15 years as the general counsel of ACDA. Ambassador Graham worked on the negotiation of the Chemical Weapon Convention and the Biological Weapons Convention. He drafted the implementing legislation for the Biological Weapons Convention and managed the Senate approval of the ratification of the Geneva Protocol banning the use in war of chemical and biological weapons. He is also Chairman of the Board of Mexco Energy Corporation, an oil and gas exploration company listed on the American Stock Exchange (stock ticker symbol MXC). Ambassador Graham received an A.B. in 1955 from Princeton and a J.D. in 1961 from Harvard University. He is a member of the Kentucky, the District of Columbia and the New York Bars and is a member of the Council on Foreign Relations. He chaired the Committee on Arms Control and Disarmament of the American Bar Association from 1986-1994. Ambassador Graham received the Trainor Award for Distinction in Diplomacy from Georgetown University in 1995.

Victor E. Alessi. Dr. Alessi, age 66, became a director of the Company on August 23, 2006.

Dr. Victor E. Alessi is President Emeritus of the United States Industry Coalition (“USIC”), an organization dedicated to facilitating the commercialization of technologies of the New Independent States (“NIS”) of the former Soviet Union through cooperation with its members. He has held such position since August 1, 2006; prior to becoming President Emeritus, Dr. Alessi held the positions of CEO and President of USIC since 1999. Previously, he was President of DynMeridian, a subsidiary of DynCorp, specializing in arms control, nonproliferation, and international security affairs. Before joining DynMeridian in early 1996, Dr. Alessi was the Executive Assistant to the Director, U.S. Arms Control and Disarmament Agency (“ACDA”). At ACDA he resolved inter-bureau disputes, and advised the Director on all arms control and nonproliferation issues. Dr. Alessi served as Director of the Office of Arms Control and Nonproliferation in the Department of Energy (“DOE”) prior to his work at ACDA, overseeing all DOE arms control and nonproliferation activities. As a senior DOE representative, Dr. Alessi participated in U.S. efforts that led to successful conclusion of the Intermediate Nuclear Forces (INF), Conventional Forces in Europe, Threshold Test Ban, Peaceful Nuclear Explosions, Open Skies, Strategic Arms Reductions Talks Treaties and the Chemical Weapons Convention. In this role, he was instrumental in implementing the U.S. unilateral nuclear initiative in 1991 and was a member of the U.S. delegation discussing nuclear disarmament with Russia and other states of the former Soviet Union. He was in charge of DOE’s support to the U.N. Special Commission on Iraq, to the Nunn-Lugar Initiative, and represented DOE in discussions on the Comprehensive Test Ban (“CTB”) with the other nuclear weapons states before the CTB negotiations began in Geneva in 1994. Dr. Alessi has been the U.S. board member to the International Science and Technology Center in Moscow since its founding. He is also the U.S. board member to the Science and Technology Center in Ukraine. Dr. Alessi is a 1963 graduate of Fordham University, where he also earned a licentiate in Philosophy (Ph.L.) in 1964. He studied nuclear physics at Georgetown University, receiving his M.S. in 1968 and Ph.D. in 1969.

Jack D. Ladd. Mr. Ladd, age 57, became a director of the Company on October 23, 2006.

Mr. Ladd is the Director of the John Ben Shepperd Leadership Institute of the University of Texas, Permian Basin. He has held this position since September 2004. Prior to that time, Mr. Ladd was a practicing attorney with the law firm of Stubbeman, McRae, Sealy, Laughlin & Browder, Inc., in Midland, Texas for 28 years. Mr. Ladd is currently the Chairman of the Texas State Securities Board. Mr. Ladd has almost three decades of experience in public affairs, law, governance, and public service. As a practicing attorney, he has served on numerous civic, educational, religious and governmental boards and committees. He holds the Doctor of Jurisprudence degree from The University of Texas in Austin and a B.A. from the University of Texas in Austin.

Daniel B. Magraw, Jr. Mr. Magraw, age 60, became a director of the Company on October 23, 2006.

Mr. Magraw is a leading expert on international environmental law and policy. Mr. Magraw is President and CEO of the Center for International Environmental Law (CIEL). He has held this position since 2001. From 1992-2001, he was Director of the International Environmental Law Office of the US Environmental Protection Agency. He is a member of the U.S. Department of State Study Group on International Business Transactions and was Chair of the 15,000-member Section of International Law and Practice of the American Bar Association. He practiced international law, constitutional law, and bankruptcy law at Covington & Burling in Washington, DC from 1978-1983. Mr. Magraw is a widely-published author in the field of international environmental law. He is a graduate of Harvard University and the University of California, Berkeley Law School. Since 1996, Mr. Magraw has been a member of the board of directors of Thorium Inc., which is now a wholly-owned subsidiary of the Company.

Erik Hällström. Mr. Hällström, age 38, became the Chief Operating Officer of the Company on February 1, 2007.

Mr. Hällström is a native of Sweden. He served as a lieutenant in that nation’s military, and as diplomat at the Swedish Embassy in Moscow with a focus on energy, manufacturing and environmental issues. From 1994-2002, Mr. Hällström worked with the Boston Consulting Group in Europe and North America, where he managed initiatives to create new high tech businesses and advised numerous multinational companies on their strategic direction. Most recently, from 2003-2006, Mr. Hällström served as Senior Vice President of WorldSpace Satellite Radio, an early provider of satellite-based radio to markets in Asia, Europe, the Middle East and Africa. He holds a Master’s degree in Engineering from the Royal Institute of Technology in Sweden, a Master’s degree in Economics and Business Administration from the Stockholm School of Economics and an MBA with distinction from INSEAD in France.

Larry Goldman. Mr. Goldman, age 50, became the Treasurer and Acting Chief Financial Officer of the Company on June 13, 2006.

Mr. Goldman is a certified public accountant with over 20 years of auditing, consulting and technical experience as a partner in a mid-size New York City based accounting firm, working with a wide variety of companies, assisting them in streamlining their operations and increasing profitability. Prior to joining the Company, Mr. Goldman worked as the Chief Financial Officer, Treasurer and Vice President of Finance of WinWin Gaming, Inc. (OTCBB: WNWN), a multi-media developer and publisher of sports, lottery and other games. Prior to joining

WinWin, in October 2004, Mr. Goldman was a partner at Livingston Wachtell & Co., LLP and had been with that firm for the past 19 years. Mr. Goldman is also an independent director and audit committee chairman of Winner Medical Group Inc. (OTCBB: WMDG.OB), a China based manufacturer of medical disposable products and surgical dressings. Mr. Goldman has extensive experience in both auditing and consulting with public companies, and has experience providing accounting and consulting services to the Asian marketplace, having audited several Chinese public companies.

Andrey Mushakov. Mr. Mushakov, age 30, became the Executive Vice President – International Nuclear Operations of the Company on July 27, 2006.

Mr. Mushakov has served as Treasurer and Secretary of Thorium Power, Inc. since 2003. He is the primary liaison between Thorium Power and the Russian nuclear institutes in Moscow. Mr. Mushakov has expertise in financial analysis, financial planning and budgeting, financial reporting and accounting, structuring business transactions, and government contract negotiations. In 2004, Mr. Mushakov led successful negotiations with officials from the National Nuclear Security Administration and Oak Ridge National Laboratory (ORNL) that resulted in signing of a $3.5 million government contract between ORNL and Kurchatov Institute for work relating to the Thorium Power's nuclear fuel development effort in Russia. His prior experience includes finance-related work in the banking and construction sectors. Mr. Mushakov has the following degrees: PhD in Economics from St. Petersburg State University of Economics and Finance (Russia), MS in Management with excellence (MBA equivalent) from Hult International Business School (formerly the Arthur D. Little School of Management), where he was enrolled as a recipient of the Russian President's Scholarship, and BS in Banking and Finance with honors from the Finance Academy of Russia.

EXECUTIVE COMPENSATION

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named executive officers during the 2006 fiscal year.

Summary Compensation Table – 2006

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
(a)	(b)	(c)		(d)	(e)		(f)		(g)	(h)	(i)	(j)

Charles Merchant Interim CEO and COO(1)	2006	0		0	140,000	(5)	0		0	0	0	140,000

Seth Grae CEO, President and Director(2)	2006	254,762	(3)	0	5,050,000	(5)	1,319,240	(6)	0	0	0	6,624,002

Andrey Mushakov Executive VP – Int’l Nuclear Operations(7)	2006	148,999		0	1,050,000	(5)	159,312	(8)	0	0	0	1,358,311

Thomas Graham, Jr. – Chairman(10)	2006	91,722		0	26,250	(5)	186,567	(9)	0	0	0	304,539

——————

(1)

Mr. Merchant served as the Company’s interim Chief Executive Officer from December 1, 2005 until March 17, 2006.

(2)

Mr. Grae was named the Chief Executive Officer and President of the Company on March 17, 2006, and effective April 2, 2006, became a director of the Company.

(3)

Mr. Grae was paid an additional $345,833 for wages that were accrued and owed for prior years salary.

(4)

The value of perquisites and other personal benefits, securities and property for the named executive officers that do not exceed the lesser of $10,000 or 10% of the total of the annual salary and bonus is not reported herein.

(5)

The valuation of stock based compensation is based in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment”, which requires the measurement of the cost of employee services received in exchange for an award of an equity instrument on the grant-date fair value of the award.

(6)

The fair market value of Mr. Grae’s stock options was calculated as of the date of grant using the Black-Scholes option pricing model. Accordingly, the fair value was calculated using a risk-free interest rate of 4.33% and a volatility factor of 283.57%.

(7)

Mr. Mushakov was paid an additional $41,667 for wages that were accrued and owed for prior years salary.

(8)

The fair market value of Mr. Mushakov’s stock options was calculated as of the date of grant using the Black-Scholes option pricing model. Accordingly, the fair value was calculated using a risk-free interest rate of 4.45% and a volatility factor of 122.97%.

(9)

The fair market value of Mr. Graham’s stock options was calculated as of the date of grant using the Black-Scholes option pricing model. Accordingly, the fair value was calculated using a risk-free interest rate of ranging from 3.86% to 4.45%, and a volatility factor ranging from 108.35% to 122.97%.

(10)

Though his official title is Chairman of the Board of Directors, Mr. Graham is considered to be an executive officer of the Company.

Narrative Disclosure to Summary Compensation Table

On February 14, 2006, the Company entered into an employment agreement with Seth Grae, wherein the Company agreed to pay to Mr. Grae an annual salary of $275,000 for performing the duties described in the employment agreement. In addition, the Company agreed to issue to Mr. Grae 5,000,000 shares of common stock;

all 5,000,000 shares of stock vested immediately on issuance. Mr. Grae’s employment officially commenced on March 17, 2006, the date that the Company obtained D&O liability insurance coverage, and terminates on the fifth anniversary of the date of the agreement.

Also on February 14, 2006, the Company entered into an option agreement with Seth Grae, wherein the Company granted to Mr. Grae 7,200,000 non-qualified stock options, with a term of ten years at an exercise price of $0.795 per share. Mr. Grae’s option vested with respect 6/48 of the total number of shares on the six month anniversary of the option agreement, and the remaining shares vest in equal monthly installments of 1/48 the total number of shares until all shares underlying the Option have vested. Mr Grae’s option will immediately and automatically vest in full upon a Change of Control, the termination of Mr. Grae’s employment by the Company without Cause, or the termination of Mr. Grae’s employment by Mr. Grae for Good Reason. “Change of Control,” “Cause,” and “Good Reason” are each defined in that certain employment agreement between Mr. Grae and the Company, dated February 14, 2006.

Additionally, in December 2006, the Board of Directors granted to Mr. Grae 3 million shares of the Company’s common stock as a year end 2006 bonus.

On July 27, 2006, the Company entered into an employment agreement with Andrey Mushakov, the Company’s Executive Vice President for International Nuclear Operations. Under the terms of the Mr. Mushakov’s employment agreement, the Company agreed to pay Mr. Mushakov an annual base salary of $160,000 as consideration for performance of his duties as an officer of the Company. Since this agreement was entered into prior to the consummation of the acquisition of our subsidiary, Thorium Power, Inc. (“TP Inc.”), the agreement provided that, during the period prior to the acquisition, so long as Mr. Mushakov is also employed as an executive at TP Inc, to the extent that Mr. Mushakov is compensated by TP Inc. for such services, then any cash compensation actually received by the Mr. Mushakov from TP Inc. for services rendered in his capacity as their executive was to be credited towards Mr. Mushakov’s Base Salary. Since the acquisition has already been consummated, all of Mr. Mushakov’s compensation is now paid exclusively by the Company. Mr. Mushakov is also entitled to a bonus of up to 50% of his base salary, as determined by the board of directors of the Company at their discretion.

Additionally, the Company agreed (i) to issue to Mr. Mushakov 1,500,000 shares of common stock of the Company and (ii) to grant to Mr. Mushakov pursuant to the Company’s Second Amended and Restated 2006 Stock Plan, a non-qualified ten-year option for the purchase of 2,250,000 shares of the common stock of the Company, at an exercise price of $0.49 per share. Mr. Mushakov’s option vested with respect 5/48 of the total number of shares on the date of grant, and the remaining shares vest in equal monthly installments of 1/48 the total number of shares until all shares underlying the Option have vested. Mr. Mushakov’s option will immediately and automatically vest in full upon a Change of Control, the termination of Mr. Mushakov’s employment by the Company without Cause, or the termination of Mr. Mushakov’s employment by Mr. Mushakov for Good Reason. “Change of Control,” “Cause,” and “Good Reason” are each defined in that certain employment agreement between Mr. Mushakov and the Company, dated July 27, 2006.

In December 2006, the Board of Directors granted to Mr. Mushakov 1 million shares of the Company’s common stock as a year end 2006 bonus.

On July 27, 2006, the Company entered into an employment agreement with Thomas Graham, Jr., the Chairman of the Company. Under the terms of the Mr. Graham’s employment agreement, the Company agreed to pay Mr. Graham an annual salary of $130,000, as consideration for performance of his duties as an officer of the company. In addition, the Company agreed to grant to Mr. Graham a ten-year incentive stock option for the purchase of 1,500,000 shares of the common stock the Company, at an exercise price of $0.49 per share. The initial term of the Mr. Graham’s employment agreement is one year and will automatically extend for additional one-year periods unless terminated by either party in accordance with its terms and conditions.

On July 27, 2006, the Company granted to Mr. Graham, pursuant to the Company’s Second Amended and Restated 2006 Stock Plan, a non-qualified ten-year option for the purchase of 1,500,000 shares of the common stock of the Company, at an exercise price of $0.49 per share. Mr. Graham’s option vested with respect 1/36 of the total number of shares on the date of grant, and the remaining shares vest in equal monthly installments of 1/36 the total number of shares until all shares underlying the Option have vested. Mr. Graham’s option will immediately and automatically vest in full upon a Change of Control, the termination of Mr. Graham’s employment by the Company without Cause, or the termination of Mr. Graham’s employment by Mr. Graham for Good Reason. “Change of

Control,” “Cause,” and “Good Reason” are each defined in that certain employment agreement between Mr. Graham and the Company, dated July 27, 2006.

On December 15, 2006, the Company and Mr. Graham entered into an agreement whereby the parties cancelled an option, held by Mr. Graham, to purchase 2,562,780 shares of the Company’s common stock at an exercise price of $10.00. In consideration for terminating the options above, the Company then granted to Mr. Graham a non-qualified two-year option for the purchase of 467,242 shares of the common stock of the Company, at an exercise price of $0.30 per share. The pricing and amount of shares granted to Mr. Graham was determined using the Black-Scholes option pricing model, so that the value of the cancelled and newly granted shares was the same.

Outstanding Equity Awards at Fiscal Year End – 2006

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)		(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)

Seth Grae, President, CEO and Director	1,500,000		5,700,000	N/A	$0.795	02/14/16		0	N/A	0	0
	3,844,170	(2)	0	N/A	$0.156	08/17/10		0	N/A	0	0
	1,486,412	(3)	0	N/A	$0.39	01/31/07	(4)	0	N/A	0	0

Andrey Mushakov Executive VP – Int’l Nuclear Operations	468,750		1,781,250	N/A	$0.49	07/27/16		0	N/A	0	0
	961,043	(5)	0	N/A	$0.156	07/07/10		0	N/A	0	0

Thomas Graham, Jr. – Chairman	250,000		1,244,624	N/A	$0.49	07/27/16		0	N/A	0	0
	467,242		0	N/A	$0.30	12/15/08		0	N/A	0	0

——————

(1)

The vesting schedules for each of the options listed is included in the respective narrative description set forth below.

(2)

Mr. Grae was initially granted 150,000 stock options pursuant to his employment with Thorium Power Inc. (“TP Inc.”), prior to the merger with the Company. Upon consummation of the merger on October 6, 2006, and pursuant to the Agreement and Plan of Merger between the Company and TP Inc., these options to purchase 150,000 shares of TP Inc., at an exercise price of $4.00 per share, were converted into options to purchase 3,844,170 shares of the Company at an exercise price of $0.156.

(3)

Mr. Grae was initially granted 28,000 stock options pursuant to his employment with TP Inc. prior to the merger with the Company. Upon consummation of the merger on October 6, 2006, and pursuant to the Agreement and Plan of Merger between the Company and TP Inc., these options to purchase 28,000 shares of TP Inc., at an exercise price of $10.00 per share, were converted into options to purchase 1,486,412 shares of the Company at an exercise price of $0.39.

(4)

On January 16, 2007, these options were repriced to $0.50 and the term of the option was extended to January 31, 2009; on January 16, 2007, the trading price of the Company’s common stock was $0.38.

(5)

Mr. Mushakov was initially granted 37,500 stock options pursuant to his employment with TP Inc. prior to the merger with the Company. Upon consummation of the merger on October 6, 2006, and pursuant to the Agreement and Plan of Merger between the Company and TP Inc., these options to purchase 37,500 shares of TP Inc., at an exercise price of $4.00 per share, were converted into options to purchase 961,043 shares of the Company at an exercise price of $0.156.

Narrative to Outstanding Equity Awards Table

This information is located in the narrative to the summary compensation table above.

Director Compensation – 2006

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)		(e)	(f)	(g)	(h)

Victor Alessi	13,333	0	208,832	(2)	0	0	0	222,165
Jack Ladd	5,000	3,308	199,933	(2)	0	0	0	208,241
Daniel Magraw	5,000	3,308	199,933	(2)	0	0	0	208,241

——————

(1)

There were no outstanding stock awards as of December 31, 2006.

(2)

Each of Messrs. Alessi, Ladd and Magraw have an aggregate of 500,000 option awards outstanding as of December 31, 2006.

Narrative to Director Compensation Table

We currently have three independent directors: Victor Alessi, Jack Ladd and Daniel Magraw. Mr. Alessi became a director of the Company on August 21, 2006. Pursuant to the Independent Director Contract between Mr. Alessi and the Company, Mr. Alessi receives $40,000 in cash per year for acting as a director of the Company. Messrs. Ladd and Magraw became directors of the Company on October 23, 2006. Pursuant to their respective Independent Director Contracts with the Company, each of Messrs. Ladd and Magraw receives $20,000 in cash per year and $20,000 worth of the Company’s common stock per year for serving on the board of directors of the Company.

Additionally, each of Messrs. Alessi, Ladd and Magraw were granted non-qualified options to purchase up to 500,000 shares of the common stock of the Company which shall vest with respect to 1/36 of the total number of shares on the one month anniversary of the date of grant; the remaining shares will subsequently vest 1/36 on the first day of each month thereafter until all options have vested. Each option shall immediately and automatically vest in full upon the termination of the respective director’s employment by the Company without cause.

Except for Messrs. Alessi, Ladd and Magraw, all of our current directors are also our officers and are compensated for the services that they provide to us in their capacity as officers. Other than Messrs. Alessi, Ladd and Magraw, our current directors do not receive any additional compensation for the services they provide to us as directors. Directors are reimbursed for out of pocket expenses incurred as a result of their participation on our board.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on the Record Date for: (i) each person known by us to beneficially own more than 5% of our voting securities, (ii) each executive officer, (iii) each of our directors and nominees, and (iv) all of our executive officers and directors as a group:

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Common Stock(3)

Seth Grae	20,900,982		6.86%
Thomas Graham, Jr.	2,419,663		0.81%
Andrey Mushakov	3,057,293		1.02%
Larry Goldman	181,944		0.06%
Daniel B. Magraw	367,885		0.12%
Victor E. Alessi	111,112		0.04%
Jack D. Ladd	114,359		0.04%
Erik Hallstrom	27,778		0.01%
OTC Investments Ltd. 1710-1177 West Hastings St. Vancouver, BC V6E 2L3 Canada	15,000,000	(4)	5.00%
Directors and Officers as a Group (seven people)	27,153,238		8.83

——————

*

Denotes less than 1% of the outstanding shares of Common Stock.

(1)

The number of shares beneficially owned is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power, and also any shares which the individual has the right to acquire within 60 days of the Record Date, through the exercise or conversion of any stock option, convertible security, warrant or other right (a “Presently Exercisable” security). Including those shares in the table does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares.

(2)

Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity.

(3)

A total of 299,852,889 shares of the Company’s common stock are considered to be outstanding pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. For each beneficial owner above, any options exercisable within 60 days have been included in the denominator.

(4)

Shares owned as of March 2, 2007, are based upon public filings with the SEC.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board are kept informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

There are currently five (5) directors serving on the Board. At the Meeting, five (5) directors will be elected, each to hold office until the next Annual Meeting of Shareholders or his or her earlier death or resignation or until his or her successor, if any, is elected or appointed. The individuals who have been nominated for election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for the office of Director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. The five nominees for election as directors are uncontested. In uncontested elections, directors are elected by majority of the votes cast at the meeting. Proxies submitted on the accompanying proxy card will be voted for the election of the nominees listed below, unless the proxy card is marked otherwise.

Director Selection

As provided in its charter, the Nominating and Governance Committee of the Company’s Board of Directors is responsible for identifying individuals qualified to become Board members and recommending to the Board nominees for election as directors. The Nominating and Governance Committee considers recommendations for director nominees, including those submitted by the Company’s shareholders, on the bases described below. Shareholders may recommend nominees by writing to the Nominating and Governance Committee c/o the Secretary at 8300 Greensboro Drive, Suite 800, McLean, Virginia, 22102. Shareholder recommendations will be promptly provided to the chairman of the Nominating and Governance Committee. To be considered by the Nominating and Governance Committee for inclusion in the proxy for the 2008 annual meeting, recommendations must be received by the Secretary of the Company not later than the close of business on December 27, 2007.

In identifying and evaluating nominees, the Nominating and Governance Committee may consult with the other Board members, management, consultants, and other individuals likely to possess an understanding of the Company’s business and knowledge of suitable candidates. In making its recommendations, the Nominating and Governance Committee assesses the requisite skills and qualifications of nominees and the composition of the Board as a whole in the context of the Board's criteria and needs. In evaluating the suitability of individual board members, the Corporate Governance and Nominating Committee may take into account many factors, including general understanding of marketing, finance and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the company's business and technology; the international nature of the company’s operations, educational and professional background; and personal accomplishment. The Corporate Governance and Nominating Committee evaluates each individual in the context of the board as a whole, with the objective of recommending a group that can best perpetuate the success of the company's business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. Although the Company is not listed on NASDAQ, the board of directors has determined that it is important for the Company to comply with the independent director requirements of NASDAQ. The Corporate Governance and Nominating Committee, therefore, also ensures that not less than a majority of directors shall satisfy the NASDAQ Stock Market, Inc independence requirements

The Board of Directors recommends a vote FOR the election of the nominees listed below.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position/s	Director Since
Seth Grae	43	President and Chief Executive Officer and Director	April 2, 2006
Thomas Graham, Jr.	73	Chairman and Director	April 2, 2006
Victor E. Alessi	66	Director	August 23, 2006
Jack D. Ladd	57	Director	October 23, 2006
Daniel B. Magraw	60	Director	October 23, 2006

For information as to the shares of the Common Stock held by each nominee, see “Securities Ownership of Certain Beneficial Owners and Management,” which starts on page 10 of this Proxy Statement.

See “Directors and Executive Officers” above for biographical summaries for each of our director nominees.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the board of directors or executive officer is related to any other nominee, member of the board of directors or executive officer.

COMMITTEES OF THE BOARD OF DIRECTORS

Committees and Meetings

Our Board currently has four standing committees which, pursuant to delegated authority, perform various duties on behalf of and report to the Board: (i) Audit Committee, (ii) Compensation Committee, (iii) Corporate Governance and Nominating Committee and (iv) Executive Committee. Each of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are comprised entirely of independent directors. From time to time, the Board may establish other committees.

Each of our four standing committees were formed on January 16, 2007, and therefore no meetings of the committees took place during the fiscal year ended December 31, 2006. To date, each of the four standing committees have met only once.

Audit Committee

Our audit committee consists of Messrs. Alessi, Ladd and Magraw, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The audit committee oversees our accounting and financial reporting processes and the audits of the financial statements of our company. Mr. Ladd serves as our audit committee financial expert as that term is defined by the applicable SEC rules. The audit committee is responsible for, among other things:

•

selecting our independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by our independent auditors;

•

reviewing with our independent auditors any audit problems or difficulties and management’s response;

•

reviewing and approving all proposed related-party transactions, as defined in Item 404 of Regulation S-B under the Securities Act of 1933, as amended;

•

discussing the annual audited financial statements with management and our independent auditors;

•

reviewing major issues as to the adequacy of our internal controls and any special audit steps adopted in light of significant internal control deficiencies;

•

annually reviewing and reassessing the adequacy of our audit committee charter;

•

such other matters that are specifically delegated to our audit committee by our board of directors from time to time;

•

meeting separately and periodically with management and our internal and independent auditors; and

•

reporting regularly to the full board of directors.

Compensation Committee

Our compensation committee consists of Messrs. Alessi, Ladd and Magraw, each of whom “independent” as that term is defined under the Nasdaq listing standards. Our compensation committee assists the board in reviewing and approving the compensation structure of our directors and executive officers, including all forms of compensation to be provided to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. The compensation committee is responsible for, among other things:

•

approving and overseeing the compensation package for our executive officers;

•

reviewing and making recommendations to the board with respect to the compensation of our directors;

•

reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives, and setting the compensation level of our chief executive officer based on this evaluation; and

•

reviewing periodically and making recommendations to the board regarding any long-term incentive compensation or equity plans, programs or similar arrangements, annual bonuses, employee pension and welfare benefit plans.

The Compensation Committee has sole authority to retain and terminate outside counsel, compensation consultants retained to assist the Compensation Committee in determining the compensation of the Chief Executive Officer or senior executive officers, or other experts or consultants, as it deems appropriate, including sole authority to approve the firms' fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Compensation Committee. The Compensation Committee may from time to time seek recommendations from the executive officers of the Company regarding matters under the purview of the Compensation Committee, though the authority to act on such recommendations rests solely with the Compensation Committee.

Corporate Governance and Nominating Committee

Our corporate governance and nominating committee consists of Messrs. Alessi, Ladd and Magraw, each of whom is “independent” as that term is defined under the Nasdaq listing standards. The corporate governance and nominating committee assists the board of directors in identifying individuals qualified to become our directors and in determining the composition of the board and its committees. The corporate governance and nominating committee is responsible for, among other things:

•

identifying and recommending to the board nominees for election or re-election to the board, or for appointment to fill any vacancy;

•

reviewing annually with the board the current composition of the board in light of the characteristics of independence, age, skills, experience and availability of service to us;

•

identifying and recommending to the board the directors to serve as members of the board’s committees; and

•

monitoring compliance with our code of business conduct and ethics.

Executive Committee

Our Executive Committee consists of Messrs. Alessi, Grae and Graham. The Executive Committee of the Company exercises the power of the board of directors between regular meetings of the board of directors and when timing is critical. The Executive Committee also assists the Board in fulfilling its oversight responsibility with respect to management-level staff, outside services providers and third party vendors.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics relating to the conduct of our business by our employees, officers and directors. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board is comprised of three non-employee Directors, each of whom has been determined by the Board to be “independent” under the meaning of Rule 10A-3(b)(1) under the Exchange Act. The Board has determined, based upon an interview of Jack D. Ladd and a review of Mr. Ladd’s responses to a questionnaire designed to elicit information regarding his experience in accounting and financial matters, that Mr. Ladd shall be designated as an “audit committee financial expert” within the meaning of Item 401(e) of SEC Regulation S-B, as Mr. Ladd has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in his financial sophistication. The Audit Committee assists the Board’s oversight of the integrity of the Company’s financial reports, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accounting firm, the audit process, and internal controls. The Audit Committee operates pursuant to a written charter adopted by the Board. The Audit Committee is responsible for overseeing the corporate accounting and financing reporting practices, recommending the selection of the Company’s registered public accounting firm, reviewing the extent of non-audit services to be performed by the auditors, and reviewing the disclosures made in the Company’s periodic financial reports. The Audit Committee also reviews and recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB.

Following the end of the fiscal year ended December 31, 2006, the Audit Committee (1) reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2006 with Company management; (2) discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented; and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant its independence.

Based on the review and discussions referred to above, the Audit Committee had recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the SEC.

/s/ The Audit Committee

Jack D. Ladd, Victor E. Alessi and Daniel B. Magraw

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our shares of common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the Forms 3, 4, and 5 furnished to us for the fiscal year ended December 31, 2006, we have determined that our directors, officers, and greater than 10% beneficial owners, except as provided below, complied with all applicable Section 16 filing requirements.

Thomas Graham, Jr. was late in filing a Form 3 and a transaction on Form 4. Sean Mulhearn was late in filing a Form 3. Chris Davis was late in filing a Form 3. Cornelius J. Milmoe was late in filing a Form 3. Charles Merchant was late in filing a Form 3 and a transaction on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected Child, Van Wagoner & Bradshaw, PLLC (“CVWB) to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007. CVWB was the Company’s independent registered public accounting for the fiscal years ending December 31, 2006 and 2005.

We are asking our shareholders to ratify the selection of CVWB as our independent registered public accounting firm. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of CVWB to our shareholders for ratification as a matter of good corporate practice. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by CVWB that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. Representatives of CVWB will be available via teleconference during the Meeting, at which time they may make any statement they consider appropriate and will respond to appropriate questions raised at the Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of the fees billed to the Company by CVWB for professional services rendered for the fiscal years ended September 30, 2006 and 2005, respectively:

	2006 (5)	2005

Audit fees(1)	$18,000	$0
Audit-related fees(2)	0	0
Tax fees(3)	0	0
All other fees(4)	6,500	0

——————

(1)

Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2)

Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in “audit fees” in this table. The services provided by our accountants within this category consisted of advice relating to SEC matters and employee benefit matters.

(3)

Consists of professional services rendered by a company aligned with our principal accountant for tax compliance, tax advice and tax planning.

(4)

The services provided by our accountants within this category consisted of advice and other services relating to our transaction with the Pequot entities and other matters.

(5)

On October 6, 2006, the Company acquired Thorium Power Inc. (“TP Inc.”). This transaction was accounted for as a reverse acquisition. CVWB were the auditors for TP Inc. prior to the transaction and continue to be the auditors for the combined company. These fees represent fees paid to CVWB for services in 2006.

Pre-Approval Policies and Procedures

The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by the Company’s independent registered public accounting firm. This policy generally provides that the Company will not engage its independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to the Company by its independent registered public accounting firm during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

The Audit Committee has also delegated to the chairman of the Audit Committee the authority to approve any audit or non-audit services to be provided to the Company by its independent registered public accounting firm. Any approval of services by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.

The Board of Directors recommends a vote FOR ratification of the selection of CVWB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

GENERAL

At the date of this Proxy Statement, management is not aware of any matters to be presented for action at the meeting other than those described above. However, if any other matters should come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote such proxy card in accordance with their judgment on such matters.

SHAREHOLDER COMMUNICATIONS

The Company has a process for shareholders who wish to communicate with the Board of Directors. Shareholders who wish to communicate with the Board may write to it at the Company’s address given above. These communications will be reviewed by one or more employees of the Company designated by the Board, who will determine whether they should be presented to the Board. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications.

SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Secretary of Thorium Power, Ltd. at 8300 Greensboro Drive, Suite 800, McLean, Virginia, 22102, no later than the close of business on December 27, 2007. A proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by the SEC will not be included. The submission of a shareholder proposal does not guarantee that it will be included in the proxy statement.

ANNUAL REPORT ON FORM 10-KSB

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Annual Report on Form 10-KSB, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to Dennis Hays, our Secretary, at our address listed on the top of page one of this Proxy Statement. A copy of our Annual Report on Form 10-KSB is also made available on our website after it is filed with the SEC.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

March 21, 2007

By Order of the Board of Directors

/s/ Dennis Hays

Dennis Hays
Secretary

THORIUM POWER, LTD.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 25, 2007

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned shareholder of THORIUM POWER, LTD., a Nevada corporation (the “Company”), acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated March 21, 2007, and hereby constitutes and appoints Seth Grae and Dennis Hays, or either of them acting singly in the absence of the other, with full power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of the Company’s Common Stock which the undersigned is entitled to vote at the 2007 Annual Meeting of Shareholders to be held on April 25, 2007, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

The undersigned hereby instructs said proxies or their substitutes:

1.	Elect as Directors the nominees listed below: ☐

Seth Grae
Thomas Graham, Jr.
Victor E. Alessi
Jack D. Ladd
Daniel B. Magraw

Withhold authority for the following:

☐ Seth Grae
☐ Thomas Graham, Jr.
☐ Victor E. Alessi
☐ Jack D. Ladd
☐ Daniel B. Magraw

2.	Approve the ratification of CVWB as the Company’s accountant for fiscal year 2007.

FOR ☐ AGAINST ☐ ABSTAIN ☐

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, and any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED; IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR THE RATIFICATION OF THE SELECTION OF CHILD, VAN WAGONER & BRADSHAW, PLCC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS. IN THEIR DIRECTION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, INCLUDING THE ELECTION OF ANY PERSON TO THE BOARD OF DIRECTORS WHERE A NOMINEE NAMED IN THE PROXY STATEMENT DATED MARCH 21, 2007 IS UNABLE TO SERVE OR, FOR GOOD CAUSE, WILL NOT SERVE.

I (we) acknowledge receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated March 21, 2007, and the 2006 Annual Report to Shareholders and ratify all that the proxies, or either of them, or their substitutes may lawfully do or cause to be done by virtue hereof and revoke all former proxies.

Please sign, date and mail this proxy immediately in the enclosed envelope.

Name
Name (if joint)

Date _____________________________, 2007

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope.